Commitments and Contingencies - Schedule of Supplemental Balance Sheet Information Related to Leases (Detail) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Assets:
Operating lease right-of-use assets	$ 166	$ 92
Total right-of-use assets	166	92
Liabilities
Operating lease liabilities, current	44	108
Operating lease liabilities, non-current	126	0
Total operating lease liabilities	$ 170	$ 108